September 4, 2018

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Sands Capital Select Growth Fund (the “Fund”)

Supplement to the Prospectus dated January 30, 2018

Notice of Reduction of Class A Shares Sales Load

Effective August 17, 2018, the maximum sales charge (load) imposed on purchases of Class A shares of the Fund was reduced and “Maximum Sales Charge (Load) Imposed on Purchases” of Class A shares in the fees and expenses table under the heading “The Fund’s Fees and Expenses” in the Summary section of the prospectus is reduced to 5.00% for the Fund.

Additionally, the first paragraph in the section “The Fund’s Fees and Expenses” for the Fund is hereby replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds, if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in such Touchstone funds.  More information about these and other discounts is available from your financial professional, in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 89 and 100, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.

The expense “Example” that appears in Fund’s Summary section of the prospectus under the heading “The Fund’s Fees and Expenses” is hereby revised as presented in the Fund’s summary prospectus dated January 30, 2018, as revised August 31, 2018 to reflect the Class A shares sales charge reduction.

Additionally, in the Summary section of the Fund's prospectus, the non-diversification risk in the section entitled “The Fund’s Principal Risks”, is replaced with the following:

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-PTSGX-S14-1809